Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE MONTHS ENDED MARCH 31, 2008

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	national, international, regional and local economic conditions, including, in particular the recent softening of the U.S. economy;

•	the general level of interest rates and the availability of debt financing, particularly in light of the recent disruption in the credit markets;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks; and

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us.

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

TABLE OF CONTENTS

Consolidated Statements of Operations	1

Consolidated Balance Sheets	2

Funds From Operations	3

Selected Financial Data	4

Property Overview	5 - 6

Property Segment Summary	7

Consolidated Leasing Statistics	8

Acquisition and Disposition Summary	9

Development Overview	10

Construction Summary	11

Indebtedness	12

Capitalization	13

Institutional Capital Management Summary	14

Definitions	15

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2008	2007
	(unaudited)
REVENUES:
Rental revenues	$65,463	$64,860
Institutional capital management and other fees	860	746

Total Revenues	66,323	65,606

OPERATING EXPENSES:
Rental expenses	8,704	7,837
Real estate taxes	8,632	8,497
Real estate depreciation and amortization	29,103	28,695
General and administrative	5,882	4,056

Total Operating Expenses	52,321	49,085

Operating Income	14,002	16,521
OTHER INCOME AND EXPENSE:
Equity in income of unconsolidated joint ventures, net	287	74
Interest expense	(14,550)	(16,821)
Interest income and other	434	982
Income taxes	(549)	(471)

Income (Loss) Before Minority Interests	(376)	285
Minority interests	109	45

Income (Loss) From Continuing Operations	(267)	330
Discontinued operations:
Operating income (loss)	(5)	92
Gain on dispositions of properties	294	8,184

Income From Discontinued Operations	289	8,276

Income Before Gain on dispositions of real estate interests	22	8,606
Gain on dispositions of real estate interests, net of minority interests	362	6,749

Net Income	$384	$15,355

INCOME PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$(0.00)	$0.00
Income From Discontinued Operations	0.00	0.05
Gain on dispositions of real estate interests, net of minority interests	0.00	0.04

Net Income	$0.00	$0.09

INCOME PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$(0.00)	$0.00
Income From Discontinued Operations	0.00	0.05
Gain on dispositions of real estate interests, net of minority interests	0.00	0.04

Net Income	$0.00	$0.09

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	168,386	168,355

Diluted	207,278	196,720

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	March 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Operating properties	$2,623,484	$2,623,927
Properties under redevelopment	37,787	37,086
Operating properties held for contribution	119,822	120,188
Properties under development	108,859	76,680
Pre-development and land held for development	16,471	25,025

Total Investment in Properties	2,906,423	2,882,906
Less accumulated depreciation and amortization	(339,922)	(310,691)

Net Investment in Properties	2,566,501	2,572,215
Investment in and advances to unconsolidated joint ventures	114,419	102,750

Net Investment in Real Estate	2,680,920	2,674,965
Cash and cash equivalents	24,660	30,481
Notes receivable	23,123	27,398
Deferred loan costs, net	4,448	4,828
Deferred loan costs - financing obligations, net	—	1,345
Straight-line rent and other receivables	27,978	26,879
Other assets, net	10,875	13,096

Total Assets	$2,772,004	$2,778,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$26,617	$31,267
Distributions payable	33,274	32,994
Tenant prepaids and security deposits	14,526	13,896
Other liabilities	11,047	8,117
Intangible lease liabilities, net	8,041	9,022
Lines of credit	145,000	82,000
Senior unsecured notes	425,000	425,000
Mortgage notes	618,101	649,568
Financing obligations	—	14,674

Total Liabilities	1,281,606	1,266,538

Minority interests	356,061	349,782
Total Stockholders’ Equity	1,134,337	1,162,672

Total Liabilities and Stockholders’ Equity	$2,772,004	$2,778,992

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2008	2007
	(unaudited)
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Shares	$384	$15,355
Adjustments:
Real estate related depreciation and amortization	29,143	28,783
Equity in (income) of unconsolidated joint ventures, net	(287)	(74)
Equity in FFO of unconsolidated joint ventures	1,467	396
(Gain) on dispositions of real estate interests, net of minority interest	(656)	(14,933)
Gain on sale of nondepreciated real estate, net of minority interest	199	3,176
Minority interest in the operating partnership’s share of the above adjustments	(5,688)	(4,183)

FFO attributable to common shares, basic	24,562	28,520
FFO attributable to dilutive OP units	5,671	4,797

FFO attributable to common shares, diluted	$30,233	$33,317

FFO per common share, basic	$0.15	$0.17
FFO per common share, diluted	$0.15	$0.17
Weighted average shares outstanding, basic	168,386	168,355
Weighted average shares outstanding, diluted	207,278	196,720
Dividends declared per common share	$0.16	$0.16
Dividend payout ratio - FFO	110%	94%

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2008	2007
	(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$65,463	$64,860
Rental expenses and real estate taxes (2)	17,336	16,334

Net Operating Income (3)	$48,127	$48,526

Square feet as of the period end	53,544	53,840
Average occupancy	93.6%	92.8%
Occupancy as of period end	93.2%	93.1%
Same Store Operating Data: (1)
Rental revenues	$59,493	$57,999
Revenue from lease terminations (4)	128	—
Rental expenses and real estate taxes	16,013	14,407

Net Operating Income	43,352	43,592

Less straight-line rents	(727)	(1,254)
Less amortization of above/below market rents	72	618

Cash Net Operating Income	$42,697	$42,956

Net Operating Income growth	(0.6%)	—
Cash Net Operating Income growth	(0.6%)	—
Square feet in same store population	49,204	49,204
Average occupancy	93.4%	93.2%
Occupancy as of period end	93.3%	92.9%
Dividends declared per common share	$0.16	$0.16
Supplemental consolidated cash flow and other information:
Straight-line rents (4)	$1,141	$1,555
Straight-line rent receivable (balance sheet) (4)	$18,371	$13,751
Amortization of above/below market rents (4)	$20	$(541)
Capitalized interest	$2,054	$1,553
Stock-based compensation amortization expense	$743	$494
Revenue from lease terminations (4)	$128	$—
Consolidated Capital Expenditures (4):
Capital expenditures identified upon acquisition	$1,900	$3,695
Development and expansions	7,493	2,733
Turnover costs	3,735	1,362
Maintenance capital expenditures	181	176

Total capital expenditures	$13,309	$7,966

(1)	Excludes discontinued operations.

(2)	Includes approximately $0.6 million and $0.1 million bad debt expense, respectively.

(3)	See definitions for reconciliation of Net Operating Income to Net Income.

(4)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF MARCH 31, 2008

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties: (3)
Atlanta	54	100.0%	6,601	12.3%	90.8%	$21,889	10.9%
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	93.8%	6,942	3.5%
Central Pennsylvania	8	100.0%	1,453	2.7%	91.7%	5,240	2.6%
Charlotte	9	100.0%	747	1.4%	98.4%	2,743	1.4%
Chicago	14	100.0%	3,067	5.7%	99.4%	11,781	5.9%
Cincinnati	35	100.0%	3,738	7.0%	80.0%	10,667	5.3%
Columbus	14	100.0%	4,301	8.0%	96.5%	12,764	6.4%
Dallas	50	100.0%	5,575	10.4%	96.4%	21,349	10.7%
Denver	1	100.0%	160	0.3%	100.0%	932	0.5%
Houston	40	100.0%	2,911	5.4%	91.9%	13,618	6.8%
Indianapolis	8	100.0%	3,103	5.8%	98.6%	9,325	4.7%
Kansas City	1	100.0%	225	0.4%	88.9%	877	0.4%
Louisville	4	100.0%	1,330	2.5%	100.0%	3,922	2.0%
Memphis	10	100.0%	4,333	8.1%	89.9%	11,059	5.5%
Mexico	8	100.0%	633	1.2%	89.1%	3,004	1.5%
Miami	6	100.0%	727	1.4%	95.6%	5,800	2.9%
Minneapolis	3	100.0%	356	0.7%	94.7%	1,657	0.8%
Nashville	4	100.0%	2,256	4.2%	90.0%	6,195	3.1%
New Jersey	9	100.0%	1,052	2.0%	89.2%	5,400	2.7%
Northern California	30	100.0%	2,762	5.2%	96.8%	15,682	7.8%
Orlando	12	100.0%	1,064	2.0%	94.2%	5,119	2.6%
Phoenix	14	100.0%	1,632	3.0%	97.4%	7,001	3.5%
Salt Lake City	1	100.0%	213	0.4%	100.0%	965	0.5%
San Antonio	15	100.0%	1,349	2.5%	88.6%	4,421	2.2%
Seattle	7	100.0%	1,115	2.1%	100.0%	5,591	2.8%
Southern California	12	100.0%	1,395	2.6%	88.5%	5,972	3.0%

Total/Weighted Average - Operating Properties	381	100.0%	53,544	100.0%	93.2%	199,915	100.0%
Consolidated Redevelopment Properties:
Atlanta	1	100.0%	188	26.7%	0.0%	N/A	N/A
Charlotte	1	100.0%	259	36.8%	45.4%	N/A	N/A
Chicago	1	100.0%	69	9.8%	0.0%	N/A	N/A
Dallas	1	100.0%	50	7.1%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	19.6%	28.9%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	5	100.0%	704	100.0%	22.4%	526	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	15.5%	0.0%	N/A	N/A
Baltimore/Washington D.C.	3	95.0%	246	6.9%	0.0%	N/A	N/A
Chicago	1	95.0%	175	4.9%	77.0%	N/A	N/A
Cincinnati	2	100.0%	840	23.5%	0.0%	N/A	N/A
Memphis	1	100.0%	885	24.7%	46.7%	N/A	N/A
Mexico	3	100.0%	547	15.3%	0.0%	N/A	N/A
Orlando	4	96.9%	329	9.2%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	15	99.1%	3,579	100.0%	15.3%	1,684	N/A

Total/Weighted Average - Consolidated Properties	401	100.0%	57,827	N/A	87.5%	$202,125	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF MARCH 31, 2008 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (4)	2	50.0%	463	100.0%	100.0%	$1,647	100.0%
Operating Properties in Funds:
Atlanta	2	18.2%	703	5.8%	100.0%	1,957	4.6%
Central Pennsylvania	4	10.9%	836	6.9%	100.0%	3,617	8.6%
Charlotte	1	10.0%	472	3.9%	100.0%	1,415	3.4%
Chicago	4	19.4%	1,525	12.6%	100.0%	5,833	13.9%
Cincinnati	4	14.1%	1,697	14.2%	100.0%	5,482	13.0%
Columbus	2	3.4%	451	3.7%	90.4%	1,599	3.8%
Dallas	4	16.3%	1,726	14.4%	100.0%	5,556	13.2%
Denver	5	20.0%	773	6.3%	94.1%	3,290	7.8%
Indianapolis	1	10.0%	475	3.9%	100.0%	1,488	3.5%
Kansas City	1	10.0%	180	1.5%	100.0%	728	1.7%
Memphis	1	20.0%	1,039	8.6%	100.0%	2,857	6.8%
Nashville	2	20.0%	1,020	8.4%	100.0%	3,735	8.9%
New Jersey	1	20.0%	87	0.7%	100.0%	630	1.5%
Northern California	1	10.0%	396	3.3%	100.0%	1,711	4.1%
Orlando	2	20.0%	696	5.8%	100.0%	2,206	5.2%

Total/Weighted Average - Fund Operating Properties	35	15.9%	12,076	100.0%	99.3%	42,104	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	11	62.4%	4,894	N/A	5.1%	99	N/A

Total/Weighted Average - Unconsolidated Properties	48	29.9%	17,433	N/A	99.3%	$43,850	N/A

Operating Properties Asset Managed Only:
Atlanta	1	0.0%	491	30.4%	100.0%	$1,566	25.1%
Cincinnati	1	0.0%	150	9.3%	100.0%	555	8.9%
Central Pennsylvania	1	0.0%	503	31.1%	100.0%	1,834	29.3%
Minneapolis	3	0.0%	472	29.2%	100.0%	2,306	36.8%

Total/Weighted Average - Asset Managed Only Properties	6	0.0%	1,616	100.0%	100.0%	$6,261	100.0%

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	418	N/A	66,083	86.0%	94.3%	$243,666	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	5	N/A	704	0.9%	22.4%	526	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	26	N/A	8,473	11.0%	9.4%	1,783	N/A
Total/Weighted Average - Asset Managed Only Properties	6	N/A	1,616	2.1%	100.0%	6,261	N/A

Total/Weighted Average - All Properties	455	N/A	76,876	100.0%	84.4%	$252,236	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.

(2)	Excludes contractual rent increases.

(3)	Includes 19 buildings held for contribution comprising 2.1 million square feet that were 91.0% occupied at March 31, 2008.

(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

DCT INDUSTRIAL TRUST INC.

PROPERTY SEGMENT SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties: (1)
Atlanta	30	5,562	91.4%	13	678	92.0%	11	361	78.7%	54	6,601	90.8%
Baltimore/Washington D.C.	12	1,446	93.8%	—	—	—	—	—	—	12	1,446	93.8%
Central Pennsylvania	8	1,453	91.7%	—	—	—	—	—	—	8	1,453	91.7%
Charlotte	4	456	100.0%	5	291	95.8%	—	—	—	9	747	98.4%
Chicago	12	2,635	100.0%	2	432	95.6%	—	—	—	14	3,067	99.4%
Cincinnati	14	2,906	78.0%	20	766	88.3%	1	66	69.8%	35	3,738	80.0%
Columbus	12	4,227	96.6%	2	74	90.0%	—	—	—	14	4,301	96.5%
Dallas	27	4,491	98.7%	7	423	88.4%	16	661	85.8%	50	5,575	96.4%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	92.8%	14	706	92.0%	12	327	86.7%	40	2,911	91.9%
Indianapolis	8	3,103	98.6%	—	—	—	—	—	—	8	3,103	98.6%
Kansas City	1	225	88.9%	—	—	—	—	—	—	1	225	88.9%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	89.9%	—	—	—	—	—	—	10	4,333	89.9%
Mexico	5	483	85.7%	3	150	100.0%	—	—	—	8	633	89.1%
Miami	3	521	97.6%	2	157	100.0%	1	49	60.0%	6	727	95.6%
Minneapolis	2	279	93.3%	1	77	100.0%	—	—	—	3	356	94.7%
Nashville	4	2,256	90.0%	—	—	—	—	—	—	4	2,256	90.0%
New Jersey	7	938	94.6%	2	114	45.3%	—	—	—	9	1,052	89.2%
Northern California	9	1,755	98.9%	21	1,007	93.2%	—	—	—	30	2,762	96.8%
Orlando	2	367	93.9%	10	697	94.4%	—	—	—	12	1,064	94.2%
Phoenix	8	1,492	99.6%	6	140	73.9%	—	—	—	14	1,632	97.4%
Salt Lake City	1	213	100.0%	—	—	—	—	—	—	1	213	100.0%
San Antonio	11	1,097	86.9%	4	252	96.0%	—	—	—	15	1,349	88.6%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	8	1,132	86.1%	3	242	100.0%	1	21	85.5%	12	1,395	88.5%

Total/Weighted Average - Operating Properties	224	45,853	93.7%	115	6,206	91.9%	42	1,485	82.7%	381	53,544	93.2%
Consolidated Redevelopment Properties	3	585	26.9%	2	119	0.0%	—	—	—	5	704	22.4%
Consolidated Development Properties	11	3,168	29.7%	4	411	0.0%	—	—	—	15	3,579	15.3%

Total/Weighted Average - Consolidated Properties	238	49,606	88.0%	121	6,736	84.6%	42	1,485	82.7%	401	57,827	87.5%
Unconsolidated Properties:
Fund Operating Properties	35	12,076	99.3%	—	—	—	—	—	—	35	12,076	99.3%
Operating Properties (SCLA)	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	9	4,670	5.4%	2	224	—	—	—	—	11	4,894	5.1%
Asset Managed Properties	6	1,616	100.0%	—	—	—	—	—	—	6	1,616	100.0%

Total/Weighted Average - All Properties	290	68,431	84.7%	123	6,960	81.9%	42	1,485	82.7%	455	76,876	84.4%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties			$209,806			$33,263			$9,167			$252,236

(1)	Includes 19 buildings held for contribution comprising 2.1 million square feet that were 91.0% occupied at March 31, 2008.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q1 2008
Bulk Distribution	33	1,576	2.0%	10.5%	58.4	$2,685	$1.70
Light Industrial	18	230	5.9%	15.8%	38.1	393	1.71
Service Center	9	54	-1.8%	10.9%	41.1	285	5.32

Total/Weighted Average	60	1,860	2.4%	11.1%	55.4	$3,363	$1.81

Weighted Average Retention	72.0%

Lease Expirations For Consolidated Operating Properties (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2008 (4)	8,150	$31,644	14.7%
2009	8,678	35,798	16.7%
2010	10,110	41,027	19.1%
2011	5,323	24,585	11.4%
2012	5,009	25,760	12.0%
Thereafter	12,612	56,118	26.1%

Total leased	49,882	$214,932	100.0%

Available	3,662

Total consolidated operating properties	53,544

(1)	Does not include month-to-month leases, unless otherwise noted.

(2)	Assumes no exercise of lease renewal options.

(3)	Includes contractual rent increases.

(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

ACQUISITION AND DISPOSITION SUMMARY FOR THE THREE MONTHS ENDED MARCH 31, 2008

Property/Portfolio			Market	Number of Buildings	Square Feet
					(in thousands)
Consolidated Acquisitions
Q1 2008
Development Properties Acquired Under Forward Commitment
March	DCT Monterrey 2 - Escobedo Center		Monterrey, Mexico	1	183
March	DCT Monterrey 3 - Escobedo		Monterrey, Mexico	1	102
March	DCT Monterrey 4 - A.D.N.		Monterrey, Mexico	1	262

	Total acquisitions			3	547

Total Acquisition Price - $20.7 million

Consolidated Dispositions
Q1 2008
March	6419 South 228th Street		Seattle	1	84

	Total			1	84

Total Sales Price - $6.1 million

Acquisitions Into Institutional Capital Management Funds
Q1 2008		Fund
February	Cypress Park East V	JP Morgan	Orlando	1	340

	Total acquisitions			1	340

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF MARCH 31, 2008

(dollar amounts in millions)

			Historical Cost				Projected Investment			Projected Stabilization by Year ($)
	Square Feet	Acres	Consolidated	Unconsolidated		Total	Consolidated	Unconsolidated	Total	2008	2009
	(in thousands)
Under Development:
Shell Complete	3,543	n/a	$83.6	$53.2	(1)	$136.8	$97.1	$64.0	$161.1	$123.4	$37.7
Under Construction	4,930	n/a	25.3	85.5	(1)	110.8	74.5	168.2	242.7	29.5	176.5

Total Under Development	8,473	n/a	$108.9	$138.7		$247.6	$171.6	$232.2	$403.8	$152.9	$214.2

Forward Commitment and Build-to-Suit (2)	696	n/a	$—

Pre-Development (3) (4)	855	n/a	$9.7

Redevelopment (5)	704	n/a	$37.8

Properties Held For Contribution (6)	2,146	n/a	$119.8

Land
Owned (4) (7)	4,155	275.0	$6.8
DCT/IDI Buford LLC	628	46.8	—
Under Control (4) (8)	—	3,995.0	—

Total	4,783	4,316.8	$6.8

Grand Total	17,657	4,316.8	$283.0

(1)	Weighted average ownership of the historical cost for unconsolidated shell complete buildings and unconsolidated buildings under construction is approximately 94% and 63%, respectively.

(2)	Includes five buildings and one expansion project with Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $30 million and $35 million.

(3)	Includes Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase II (Orlando) and a portion of Phase IA of SCLA (Southern California).

Total Projected Investment in these assets is expected to be between $60 million and $65 million. SCLA is unconsolidated.

(4)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Construction	1,520	75	$68
Pre-Development	445	22	$21
Land Held (Square Feet based on 40% coverage)	4,155	238

Total	6,120	335

Additional Phases (Under Control)		3,995

Total SCLA		4,330

(5)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
115 Greenwood Parkway	Atlanta	188
Nations Ford	Charlotte	259
3575 Stern Avenue	Chicago	69
1101 Great Southwest	Dallas	50
2301 Cottontail Lane	New Jersey	138

Total		704

Total Projected Investment in these assets is expected to be between $35 million and $40 million.

(6)	Includes buildings in Columbus, Houston, Kansas City, San Antonio, Southern California and Mexico.

(7)	Includes future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.

(8)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF MARCH 31, 2008

(dollar amounts in millions)

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Shell Complete
South Creek IV	Atlanta	557	$20.7	2005	2009	C
Veterans 2	Chicago	175	10.1	2006	2008	C
Deltapoint	Memphis	885	30.7	2005	2008	C
Nexxus (3 buildings)	Mexico (Monterrey)	547	25.9	2007	2008	C
Logistics Way	Nashville	570	22.7	2006	2008	U
Airport Dist Center (2 buildings)	Orlando	126	9.7	2007	2008	C
Sycamore Canyon A	Southern California	459	24.3	2006	2008	U

Total/Weighted Average		3,319	$144.1

Under Construction
Dulles Industrial Phase I (3 buildings)	Baltimore/Washington	246	$25.2	2007	2009	C
DCT Port Union (2 buildings)	Cincinnati	840	33.1	2007	2009	C
ADC North I (2 buildings)	Orlando	203	16.2	2008	2009	C
Sycamore Canyon B	Southern California	413	29.5	2007	2008	U

Total/Weighted Average		1,702	$104.0

SCLA
Shell Complete (Buildings 15A & 15B)	Southern California	224	N/A	2007	2009	U
Under Construction (Buildings 1 & 13A)	Southern California	1,296	N/A	2007/08	2009/10	U

Total SCLA		1,520	$67.8

IDI/DCT, LLC

Under Construction (4 buildings)	Chicago, Nashville, Northern California, Savannah	1,932	$87.9	2007	2009	U

Grand Total/Weighted Average		8,473	$403.8

Projected Yield - Development			7.7%

Leased as of March 31, 2008			14.9%

Weighted Average DCT % Ownership as of March 31, 2008			86.9%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 3/31/2008
Senior Unsecured Notes:
2 year, variable rate (1)	3.79%	3.79%	June 2008	$275,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.40%	5.13%	Jul 2008 - Aug 2025	587,734
Variable Rate Secured Debt	4.28%	4.28%	October 2011	25,237
Premiums, Net of Amortization				5,130

				618,101

Total Senior Unsecured Notes and Mortgage Notes				1,043,101
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	3.43%	3.43%	December 2010	145,000

Total Carrying Value of Debt				$1,188,101

Weighted Average Interest Rate	4.79%	4.66%
Fixed Rate Debt	5.45%	5.24%		63%
Variable Rate Debt	3.70%	3.70%		37%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$30,437
Development Joint Ventures				75,943

				$106,380

Scheduled Principal Payments of Debt as of March 31, 2008 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total
Remainder of 2008	$275,000	(1)	$42,231	$—	$317,231
2009	—		7,924	—	7,924
2010	—		58,512	145,000	203,512
2011	50,000		230,237	—	280,237
2012	—		169,846	—	169,846
2013	—		41,118	—	41,118
2014	50,000		3,443	—	53,443
2015	—		44,880	—	44,880
2016	50,000		2,006	—	52,006
2017	—		2,183	—	2,183
Thereafter	—		10,591	—	10,591

Total	$425,000		$612,971	$145,000	$1,182,971

(1)	Effective June 9, 2008 the maturity date on $175.0 million will be extended to June 9, 2013, bearing interest at a fixed rate of 6.11%.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime. The interest rate on the senior unsecured revolving credit facility was 3.43% as of March 31, 2008. After giving effect to outstanding letters of credit, we have $129.8 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of March 31, 2008.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of March 31, 2008

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	168,386	$9.96	$1,677,125
Operating partnership units outstanding (2)	39,212	$9.96	390,552

Total Equity Market Capitalization			2,067,676

Consolidated debt			1,188,101
Pro rata share of debt related to unconsolidated joint ventures			106,380

Total Debt			1,294,481

Total Market Capitalization			$3,362,157

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			38.5%

Fixed Charge Coverage

	Three Months Ended March 31,
	2008	2007
Net income	$384	$15,355
Interest expense (3) (4)	14,574	16,880
Pro rata share of interest expense from unconsolidated JVs	1,331	826
Real estate related depreciation and amortization (3)	29,143	28,783
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	1,215	325
Income taxes	549	471
Stock-based compensation amortization expense	743	494
Minority interests (3)	42	2,486
Non-FFO (gains) on dispositions of real estate interests, net	(561)	(13,735)

Adjusted EBITDA	$47,420	$51,885

Calculation of Fixed Charges
Interest expense excluding financing obligation (3) (4)	$14,522	$15,013
Interest expense related to financing obligation (2)	52	1,867
Capitalized interest	2,054	1,553
Amortization of loan costs and debt premium/discount	120	57
Amortization of financing obligations	(4)	(195)
Pro rata share of interest expense from unconsolidated JVs	1,331	826

Total Fixed Charges	$18,075	$19,121

Fixed Charge Coverage	2.6 (4)	2.7

Fixed Charge Coverage, Excluding Financing Obligations	2.6	3.0

(1)	Excludes Long-Term Incentive Plan Units, Restricted Stock, and Phantom Shares of 1,244,951 units.

(2)

As of March 31, 2008, we had no financing obligations related to our operating partnership’s private placementof undivided tenancy-in-common (TIC) interests. In satisfaction of the financing obligation as of December 31, 2007, we issued approximately 1.6 million OP units during January 2008.

The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

(4)

Includes $1.4 million related to forward-starting interest rate swaps during the quarter ended March 31, 2008. Excluding this item, the fixed charge coverage would have been 2.9 for the three months ended March 31, 2008.

Subsequent to March 31, 2008, these swaps were settled for gains resulting in an insignificant year-to-date impact.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended March 31, 2008
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture
Revenues:
Rental revenues	$2,751	$3,578	$1,652	$5,602
Other income	4	3	1	11

Total revenues	2,755	3,581	1,653	5,613

Expenses:
Real estate taxes	337	426	239	645
Rental expenses	237	286	187	446
Depreciation and amortization	1,227	1,665	861	2,700
General and Administrative	198	20	10	214

Total expenses	1,999	2,397	1,297	4,005
Interest expense	(1,360)	(1,478)	(708)	—

Net Income (Loss)	$(604)	$(294)	$(352)	$1,608

Rental revenues	$2,751	$3,578	$1,652	$5,602
Rental expenses and real estate taxes	574	712	426	1,091

Net Operating Income	$2,177	$2,866	$1,226	$4,511

DCT Industrial Ownership %	20.0%	6.7%	12.5%	20.0%

CONSOLIDATED BALANCE SHEETS
	As of March 31, 2008
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture
Total Investment in properties	$124,736	$170,075	$67,852	$284,658
Accumulated depreciation and amortization	(10,298)	(8,436)	(3,602)	(5,236)

Net Investment in properties	114,438	161,639	64,250	279,422
Cash and cash equivalents	403	721	270	1,067
Other Assets	2,058	2,361	806	1,124

Total Assets	$116,899	$164,721	$65,326	$281,613

Secured debt	$95,500 (1)	$101,042 (2)	$45,188	$—
Other Liabilities	2,388	3,606	1,441	5,441

Total Liabilities	97,888	104,648	46,629	5,441
Partners’ Capital	19,011	60,073	18,697	276,172

Total Liabilities and Partners’ Capital	$116,899	$164,721	$65,326	$281,613

Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	100.0%
TRT-DCT JV I	10	3,051	98.6%
TRT-DCT JV II	5	1,422	100.0%
JP Morgan Venture	14	4,956	99.1%

Total	35	12,076	99.3%

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.

(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties contributed into the funds for the three months ended March 31, 2008.

DCT INDUSTRIAL TRUST INC.

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Capital Expenditures Identified Upon Acquisition	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data
	Three Months Ended March 31,		Three Months Ended March 31,
	2008	2007	2008	2007
Reconciliation of NOI to Net Income:
Net Operating Income	$48,127	$48,526	$43,352	$43,592
Net operating income - non-same store properties	N/A	N/A	4,647	4,934
Revenue from lease terminations	N/A	N/A	128	—
Other operating income (expense)	(34,125)	(32,005)	(34,125)	(32,005)
Other income and expenses	(14,378)	(16,236)	(14,378)	(16,236)
Minority interest	109	45	109	45
Discontinued operations	289	8,276	289	8,276
Gain on dispositions of real estate interests, net of minority interests	362	6,749	362	6,749

Net income	$384	$15,355	$384	$15,355

DCT INDUSTRIAL TRUST INC.

Definitions

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets - accumulated depreciation and amortization).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service to redevelop where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied, or up to approximately 18 months after completion of construction.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.